UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point, Colorado Springs, Colorado 80906

(Address of Principal Executive Offices) (Zip Code)

(303) 320-7708

(Registrant’s telephone number including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01
Item 1.01	Entry into a Material Definitive Agreement.

On May 12, 2014, Gold Resource Corporation  (the “Company”) entered into a letter agreement with Hochschild Mining Holdings Limited (“Hochschild”), the Company’s largest shareholder, whereby the Company agreed to undertake to file a registration statement with the U.S. Securities and Exchange Commission (“SEC”) to register 4,100,000 shares of restricted common stock held by Hochschild (the “Shares”) and pursuant to which Hochschild agreed to certain limitations on the resale of the Shares if and when the registration statement is declared effective by the SEC (the “Effective Date”).  Under the terms of the letter agreement, Hochschild agreed that with respect to the Shares it will (i) refrain from selling more than 2,000,000 shares during each 30 day period following the Effective Date of the registration statement; (ii) refrain from sales for 30 days if at any time the market price of the Company’s common stock decreases more than 15% from the closing price of the Company’s common stock as of the most recent trading day prior to the Effective Date; and (iii) refrain from sales for the remainder of any trading week in which the market price of the Company’s common stock decreases more than 6% from the closing price of the Company’s common stock as of the last trading day of the prior week.  Sales of the Shares in blocks of 100,000 shares or more to purchasers mutually agreed to by the parties are exempt from the volume and price restrictions. The agreement shall terminate upon the failure to achieve the Effective Date by August 31, 2014 or Hochschild holding less than 10% of the outstanding shares of the Company’s common stock, whichever occurs earlier.  A copy of the letter agreement is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On May 12, 2014, Gold Resource Corporation issued a news release reporting its financial results for the year ended March 31, 2014. A copy of the news release is attached as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished with this report:

10.1*	Letter Agreement with Hochschild Mining Holdings Limited dated May 12, 2014.

99.1	News Release dated May 12, 2014

*            Filed herewith

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

4

GOLD RESOURCE CORPORATION

Date: May 12, 2014	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Letter Agreement with Hochschild Mining Holdings Limited dated May 12, 2014.

99.1	News Release dated May 12, 2014.